united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/16

ITEM 1. REPORTS TO SHAREHOLDERS.

Anfield Universal Fixed Income Fund

Class A Shares (AFLEX)

Class C Shares (AFLKX)

Class I Shares (AFLIX)

October 31, 2016

Annual Report

Advised by:

Anfield Capital Management

4695 MacArthur Court

Suite 430

Newport Beach, CA 92660

www.AnfieldFunds.com

December 2016

Letter to Shareholders of the Anfield Universal Fixed Income Fund (AFLIX)

The Universal Fixed Income Fund completed its third full fiscal year, on October 31, 2016, and we are pleased to report that the Fund has achieved its investment objectives, thanks to the guidance of Anfield Capital Management and its portfolio managers, Mssrs. Cyrille Conseil, CFA, Peter Van de Zilver, CFA and David Young, CFA. Accolades of the fund over the period include a 4-star rating from Morningstar out of 218 funds in the non-traditional category (Source: Morningstar Non-Traditional Bond Fund Category based on risk adjusted returns for the three years ending November 30th 2016. AFLIX ranked in the 23rd percentile out of 218 funds) and breaching $100M in Assets Under Management. The past year was politically charged and included many bouts of volatility while continuing in a low interest rate environment. The Fund has generated competitive returns of: A shares 3.32%, C shares 2.52%, I shares 3.56%, net of all fees and expenses, for the year ended October 31, 2016.

The Fund performance was primarily driven by an emphasis on attractively yielding securities dominated by strong security selection. Due to the uncertainty in global interest rates cycles the only government bond exposure during the past 12 months was an occasional, tactical negative position in the U.S. (short U.S. Treasury interest rates). Performance contributors include U.S. corporate bonds (both investment grade and below-investment grade), mortgage-backed and asset-backed securities boosted the yield of the Fund while helping to temper volatility. Bank Loan securities performed in-line with expectations and were noticeably trimmed back as we adjusted the sector allocations. Modest holdings of preferred securities benefitted from strong stock market returns which aided Fund performance.

Detractors from results were few, but our allocation to bonds in the energy sector showed negative performance as oil prices declined. A small allocation to Emerging Market bonds was also a detractor as Emerging Market bond markets did not keep pace with the strong U.S. market.

Market Commentary

●	The International Monetary Fund slashed its forecast for US GDP growth this year, from 2.2% to 1.6%, and trimmed estimates for next year’s growth by 0.3 percentage points to 2.2% GDP

●	We can no longer rule out the prospect of a global recession given mounting concerns over Brexit fallout, the solvency of some European banks, negative interest rates, China’s currency devaluations and rising debt levels and a murky credit environment

●	Citing the negative impact of the Brexit, the International Monetary Fund (IMF) recently forecast Eurozone growth will slow to 1.6% this year and 1.4% in 2017, compared with last year’s 1.7% expansion

●	The US federal debt level grew by $151.5 billion in August, on course to reach $1.36 trillion for the fiscal year that ended September 30, its third-biggest annual increase on record.

●	Traditional holders of US government debt like China and Japan have reduced their holdings of US. Treasuries for three consecutive quarters, the most sustained pullback on record, according to recent Federal Reserve data. The decline has accelerated in the past three months, coinciding with the recent backup in US bond yields

●	Share prices finished strong for the second consecutive quarter as the S&P 500 finished the three-month period ending September up 3.86% and the Russell 2000 gained 8.83%.

●	The yield on the benchmark 10-year U.S. Treasury bond continued to rise on a monthly basis, ending October at 1.84%

●	The Chinese Yuan formally joined the U.S. dollar, the euro, the Japanese yen, and the British pound as a global reserve currency on October 1 as the IMF included it in a “basket” of currencies it manages to address economic crisis

Market Outlook

●	We believe the Fed should continue reducing excess liquidity by increasing its policy rate by a further 50 to 100 basis points, but we doubt it will move fast enough to pre-empt a reckoning

●	That said, we believe interest rates are poised to continue higher over the course of 2017 by a combination of FOMC policy action and market forces

●	We forecast US 3Q annualized GDP growth to be equal to, or potentially below the Federal Reserve’s projection of 1.8% and 2.0% in 2016 and 2017, respectively

●	The prospect of a major correction in US equities requires vigilance. Odds are good that companies in the S&P 500 will report further earnings declines, as they have done for 5 of the last 6 quarters

●	We see a turbulent geopolitical scene with the potential for continued economic disruption

●	Equity markets, in particular the US stock market, are approaching full valuation based on historical measures which warrants caution

Current Fixed Income Investment Strategy

●	We expect continued high volatility throughout 2017 which warrants a conservative strategy including:

●	Continued emphasis on shorter maturities seeking to protect from increasing rates

●	Search for attractive yields across global markets

●	Please see summary investment strategy below:

Directional (top-down macro)	Defensive, positioned for higher rates; target duration between 1 to 3 years
Yield Curve	1 – 5 years (short-intermediate) mainly driven by directional, duration, sector, and yield views
Sector	Emphasize all grade yield enhancing corporate credits with strong cash positions and improving fundamentals & MBS and ABS allocations
Yield	Target Yield to Maturity between 4%-5%
Security Selection	Active and selective
Liquidity	Continue to focus on strong liquidity—which tends to be undervalued in uncertain markets

On behalf of the entire staff at Anfield Capital Management, we thank you for your continued support.

David Young, CFA

CEO & Founder

*	Morningstar is an independent provider of financial information. Morningstar performance rankings are based on total return without sales charge relative to all share classes of mutual funds with similar objectives and determined by Morningstar. The top 10% of the funds in a rating universe receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance or ranking is not indicative of future results.

4834-NLD-12/23/2016

Anfield Universal Fixed Income Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2016

The Fund’s performance figures* for the years ended October 31, 2016, compared to its benchmark:

	1 Year	3 Year	Since Inception(a)
Class A	3.32%	2.46%	2.45%
Class A with 5.75% load	(2.62)%	0.48%	0.65%
Class C	2.52%	1.55%	1.63%
Class I	3.56%	2.74%	2.70%
BofA Merrill Lynch US Dollar 3-Month Libor Constant Maturity Index(b)	0.54%	0.35%	0.34%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at 1.20%, 1.95%, and 0.95% for Class A, Class C, and Class I shares, respectively, per the most recent prospectus. Without waiver the gross expense fees are 1.81%, 2.56%, 1.56% for Class A, Class C, and Class I shares, respetively. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-866-4848.

(a)	Anfield Universal Fixed Income Fund commenced investment operations on June 28, 2013.

(b)	The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Comparison of the Change in Value of a $100,000 Investment

Top Allocations	% of Net Assets
Bonds & Notes	89.1%
Mutual Funds	7.4%
Exchange Traded Fund	0.4%
Preferred Stock	0.4%
Other Assets Less Liabilities	2.7%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS
October 31, 2016

Shares				Fair Value

	EXCHANGE TRADED FUND - 0.4%
	DEBT FUND - 0.4%
16,900	PowerShares Senior Loan Portfolio			$391,742
	TOTAL EXCHANGE TRADED FUNDS (Cost $420,719)			391,742

	MUTUAL FUNDS - 7.4%
	DEBT FUNDS - 7.4%
12,472	BlackRock Floating Rate Income Strategies Fund, Inc.			171,864
187,433	Fidelity Floating Rate High Income Fund - Institutional Class			1,795,604
432,400	Vanguard Short-Term Investment Grade Fund - Institutional Class			4,652,626
	TOTAL MUTUAL FUNDS (Cost $6,644,769)			6,620,094

Par Value		Coupon Rate (%)	Maturity
	BONDS & NOTES * - 89.1%
	AEROSPACE/DEFENSE - 0.6%
$100,000	Arconic, Inc.	6.7500	7/15/2018	107,340
390,000	L-3 Communications Corp.	5.2000	10/15/2019	425,488
				532,828
	AGENCY COLLATERAL CMO - INTEREST ONLY 9.7%
140,139	Fannie Mae Interest Strip	4.0000	10/25/2044	17,438
1,268,124	Fannie Mae Interest Strip	4.5000	7/25/2042	283,771
761,034	Fannie Mae Interest Strip	4.5000	7/25/2042	152,286
36,630,480	Fannie Mae REMICS	0.0300	6/25/2045	48,927
656,395	Fannie Mae REMICS	3.0000	8/25/2030	46,426
945,406	Fannie Mae REMICS	4.5000	9/25/2043	133,725
610,217	Fannie Mae REMICS	5.9160	12/25/2037	121,389
2,885,541	Fannie Mae REMICS	5.9860	9/25/2037	580,397
1,446,833	Fannie Mae REMICS	6.0000	12/25/2039	289,284
1,060,800	Fannie Mae REMICS	6.0660	8/25/2041	243,139
2,019,711	Fannie Mae REMICS	6.0960	11/25/2036	435,153
1,060,373	Fannie Mae REMICS	6.1160	12/25/2036	213,399
1,260,703	Fannie Mae REMICS	6.1160	3/25/2036	221,030
363,326	Fannie Mae REMICS	6.1760	7/25/2035	70,201
1,019,534	Fannie Mae REMICS	6.2260	5/25/2037	201,439
2,381,770	Fannie Mae REMICS	6.2260	6/25/2037	462,238
1,299,804	Fannie Mae REMICS	6.5000	11/25/2027	207,339
451,660	Fannie Mae REMICS	6.5660	11/25/2033	67,980
982,034	Fannie Mae REMICS	7.1660	8/25/2034	187,847
549,912	Fannie Mae REMICS	7.4454	12/18/2031	111,445
448,160	Fannie Mae REMICS	7.5000	10/25/2023	81,140
39,963	Fannie Mae REMICS	8.4347	7/25/2041	42,713
33,905,869	Freddie Mac REMICS	0.1000	5/15/2046	139,041
2,406,691	Freddie Mac REMICS	3.0000	6/15/2041	257,818
416,126	Freddie Mac REMICS	3.0000	8/15/2027	38,001
1,032,047	Freddie Mac REMICS	3.5000	4/15/2033	101,631
3,325,142	Freddie Mac REMICS	5.0000	8/15/2038	80,013
2,013,063	Freddie Mac REMICS	5.5000	7/15/2040	94,245
722,200	Freddie Mac REMICS	5.5000	8/15/2035	116,301
768,215	Freddie Mac REMICS	6.0418	9/15/2036	162,528

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

Par Value		Coupon Rate (%)	Maturity	Fair Value

	AGENCY COLLATERAL CMO - INTEREST ONLY 9.7% (Continued)
$3,478,564	Freddie Mac REMICS	6.1118	4/15/2032	$281,058
1,355,842	Freddie Mac REMICS	6.2118	5/15/2029	250,902
1,753,951	Freddie Mac REMICS	6.4618	1/15/2032	350,443
270,360	Freddie Mac REMICS	6.5000	3/15/2032	57,762
362,562	Freddie Mac REMICS	6.7118	3/15/2032	71,109
453,990	Freddie Mac REMICS	7.3418	6/15/2031	97,383
1,318,303	Freddie Mac REMICS	7.4618	3/15/2032	282,705
48,480	Freddie Mac REMICS	12.9237	2/15/2019	52,756
95,199	Freddie Mac REMICS	19.5308	2/15/2032	148,283
1,625,330	Freddie Mac Strips	4.3770	1/15/2043	289,332
2,007,224	Freddie Mac Strips	5.0000	6/15/2038	345,318
484,730	Freddie Mac Strips	7.1618	8/15/2036	94,857
462,962	Government National Mortgage Association	3.0000	7/20/2041	36,767
2,901,210	Government National Mortgage Association	3.5000	8/20/2040	248,735
1,237,968	Government National Mortgage Association	3.5000	4/20/2044	104,882
419,523	Government National Mortgage Association	4.0000	12/16/2026	45,711
803,093	Government National Mortgage Association	5.6382	12/20/2042	150,606
805,322	Government National Mortgage Association	5.7579	8/16/2038	104,547
862,959	Government National Mortgage Association	6.0079	2/16/2033	109,691
559,583	Government National Mortgage Association	6.1579	6/16/2042	122,291
1,180,256	Government National Mortgage Association	6.1882	1/20/2042	166,296
				8,619,718
	AIRLINES - 1.6%
283,442	Continental Airlines 2000-1 Class A-1 Pass Through Trust	8.0480	11/1/2020	317,951
144,142	Delta Air Lines 2010-1 Class A Pass Through Trust	6.2000	7/2/2018	153,692
53,316	Delta Air Lines 2010-2 Class A Pass Through Trust	4.9500	5/23/2019	56,182
173,195	UAL 2009-1 Pass Through Trust	10.4000	11/1/2016	173,946
30,401	UAL 2009-2A Pass Through Trust	9.7500	1/15/2017	30,951
215,214	United Airlines 2014-1 Class B Pass Through Trust	4.7500	4/11/2022	220,864
300,000	US Airways 2012-2 Class C Pass Through Trust	5.4500	6/3/2018	306,375
153,984	Virgin Australia 2013-1B Trust ^	6.0000	10/23/2020	156,486
				1,416,447
	AUTO MANUFACTURERS - 2.8%
500,000	Daimler Finance North America LLC ^	1.6500	3/2/2018	501,128
300,000	Ford Motor Credit Co. LLC	2.0000	8/20/2018	297,825
115,000	Ford Motor Credit Co. LLC	2.3112	8/20/2018	115,120
292,000	General Motors Co.	3.5000	10/2/2018	299,928
250,000	General Motors Financial Co., Inc.	4.3750	9/25/2021	265,752
500,000	Volkswagen Group of America Finance LLC ^	1.2898	5/23/2017	499,235
500,000	Volkswagen International Finance NV ^	1.2413	11/18/2016	500,052
				2,479,040
	AUTO PARTS & EQUIPMENT - 0.6%
500,000	Delphi Automotive PLC	3.1500	11/19/2020	515,716

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BANKS - 10.9%
$500,000	Bank of America Corp.	2.6129	9/28/2020	$503,455
268,000	Bank of America Corp.	2.6287	11/18/2020	270,661
650,000	Banque Federative du Credit Mutuel SA ^	2.5000	10/29/2018	660,137
500,000	Barclays Bank PLC	3.0000	2/22/2021	500,385
450,000	Citigroup, Inc.	2.3365	8/11/2020	453,569
250,000	Citigroup, Inc.	3.0000	12/15/2020	255,966
1,250,000	Credit Agricole SA ^	8.3750	10/29/2049	1,413,475
250,000	Goldman Sachs Group, Inc.	2.2254	8/26/2020	250,116
344,000	Goldman Sachs Group, Inc.	2.2300	7/15/2020	345,111
135,000	HBOS PLC ^	6.7500	5/21/2018	143,875
252,000	HSBC Bank USA NA	4.8750	8/24/2020	272,071
100,000	JPMorgan Chase & Co.	1.7571	3/20/2017	99,871
263,000	JPMorgan Chase & Co.	2.6250	10/29/2020	265,163
400,000	Manufacturers & Traders Trust Co.	5.6290	12/1/2021	393,920
1,254,393	Manwin Licensing Intl.	14.0000	10/4/2018	1,357,880
250,000	Morgan Stanley	3.5000	9/30/2017	253,963
306,000	Morgan Stanley	4.5000	10/27/2018	319,874
500,000	National Westminster Bank PLC	1.1250	11/29/2049	350,306
646,000	Royal Bank of Scotland Group PLC	5.0000	2/21/2019	649,269
250,000	SunTrust Banks, Inc.	1.8873	7/31/2017	251,459
500,000	Wells Fargo & Co.	7.9800	Perpetual	521,875
182,000	Zions Bancorporation	4.5000	3/27/2017	183,417
				9,715,818
	BEVERAGES - 2.2%
50,000	Central American Bottling Corp. ^	6.7500	2/9/2022	52,000
400,000	Coca-Cola European Partners US LLC	3.2500	8/19/2021	419,814
500,000	Coca-Cola Femsa SAB de CV	2.3750	11/26/2018	509,242
100,000	Constellation Brands, Inc.	3.8750	11/15/2019	104,875
893,082	Keurig Green Mountain, Inc.	6.0800	3/3/2023	904,246
				1,990,177
	BUILDING MATERIALS - 0.4%
325,000	Martin Marietta Materials, Inc.	6.6000	4/15/2018	347,000

	COLLATERALIZED MORTGAGE OBLIGATIONS - 2.8%
320,089	Alternative Loan Trust 2004-35T2	6.0000	2/25/2035	70,693
38,164	Banc of America Alternative Loan Trust 2003-11	6.0000	1/25/2034	39,231
51,280	Banc of America Funding 2004-D Trust	2.9439	6/25/2034	51,444
26,093	Banc of America Mortgage 2004-A Trust	2.9474	2/25/2034	25,779
61,375	Banc of America Mortgage 2004-C Trust	3.2006	4/25/2034	61,160
15,972,962	BCAP LLC Trust 2007-AA2	0.4378	4/25/2037	267,702
47,017	Bear Stearns ARM Trust 2003-4	2.9640	7/25/2033	47,113
37,456	Bear Stearns Asset Backed Securities Trust 2003-AC5	5.5000	10/25/2033	39,227
38,253	Chase Mortgage Finance Trust Series 2007-A1	3.0527	2/25/2037	38,310
123,916	CHL Mortgage Pass-Through Trust 2004-7	2.9629	5/25/2034	122,343
35,714	Citigroup Global Markets Mortgage Securities VII, Inc. ^	6.0000	9/25/2033	35,378
74,239	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2004-4	0.9840	6/25/2034	68,402
59,581	First Horizon Alternative Mortgage Securities Trust 2006-FA1	1.2840	4/25/2036	57,504

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

Par Value		Coupon Rate (%)	Maturity	Fair Value

	COLLATERALIZED MORTGAGE OBLIGATIONS - 2.8% (Continued)
$137,032	GSR Mortgage Loan Trust 2004-14	3.1953	12/25/2034	$136,183
1,066,836	GSR Mortgage Loan Trust 2004-2F	7.1160	1/25/2034	227,261
44,123	GSR Mortgage Loan Trust 2004-6F	5.5000	5/25/2034	44,741
264,357	Impac CMB Trust Series 2004-4	1.4340	9/25/2034	238,531
31,489	Impac CMB Trust Series 2004-5	1.4540	10/25/2034	29,541
151,110	Impac CMB Trust Series 2004-6	1.3590	10/25/2034	132,366
187,624	JP Morgan Mortgage Trust 2005-A1	3.0999	2/25/2035	185,481
32,496	Lehman XS Trust Series 2005-1	2.0272	7/25/2035	32,207
26,700	MASTR Alternative Loan Trust 2003-7	6.5000	12/25/2033	28,039
51,000	MASTR Asset Securitization Trust 2005-2	5.3500	11/25/2035	51,942
85,267	Morgan Stanley Mortgage Loan Trust 2004-10AR	3.0163	11/25/2034	83,342
32,037	Morgan Stanley Mortgage Loan Trust 2004-7AR	2.9615	9/25/2034	32,648
87,402	Structured Asset Securities Corp.	4.0650	9/25/2026	86,846
48,919	Structured Asset Securities Corp. Mort Pass Thr Certs Ser 1998-3 Trust	1.5340	3/25/2028	48,164
57,252	Structured Asset Securities Corp. Mort Pass Thr Certs Ser 2003 30	5.5000	10/25/2033	60,270
158,512	Wells Fargo Mortgage Backed Securities 2005-12 Trust	5.5000	11/25/2035	78,410
123,268	Wilshire Funding Corp.	7.2500	8/25/2027	121,020
				2,541,278
	COMMERCIAL SERVICES - 0.9%
765,000	Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc.	5.7500	4/15/2023	807,075

	COMPUTERS - 1.1%
1,000,000	EMC Corp.	1.8750	6/1/2018	986,540

	DIVERSIFIED FINANCIAL SERVICES - 6.2%
500,000	Air Lease Corp.	2.6250	9/4/2018	506,356
700,000	Air Lease Corp.	5.6250	4/1/2017	714,833
375,000	Ally Financial, Inc.	3.3500	5/15/2019	368,922
625,000	Ally Financial, Inc.	3.5000	1/27/2019	628,125
500,000	Ally Financial, Inc.	6.2500	12/1/2017	518,750
750,000	CIT Group, Inc.	3.8750	2/19/2019	763,358
400,000	CIT Group, Inc.	5.0000	5/15/2017	405,500
500,000	ILFC E-Capital Trust I ^	4.0000	12/21/2065	400,000
385,000	International Lease Finance Corp.	8.7500	3/15/2017	394,927
235,000	Lazard Group LLC	6.8500	6/15/2017	241,795
500,000	Navient Corp.	8.4500	6/15/2018	542,025
				5,484,591
	ELECTRIC - 1.2%
500,000	EDP Finance BV ^	6.0000	2/2/2018	523,041
450,000	Entergy Corp.	5.1250	9/15/2020	496,360
100,000	PPL Capital Funding, Inc.	6.7000	3/30/2067	89,733
				1,109,134
	ENGINEERING & CONSTRUCTION - 1.9%
600,000	SBA Tower Trust ^	2.8980	10/15/2019	610,712
260,000	SBA Tower Trust ^	2.9330	12/15/2017	260,689
795,000	SBA Tower Trust ^	3.5980	4/15/2018	798,325
				1,669,726

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

Par Value		Coupon Rate (%)	Maturity	Fair Value

	ENTERTAINMENT - 0.3%
$25,000	CCM Merger, Inc. ^	9.1250	5/1/2019	$26,157
250,000	NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. ^	5.0000	8/1/2018	253,750
				279,907
	FOOD - 0.3%
252,000	Safeway, Inc.	3.4000	12/1/2016	252,158
10,000	Wells Enterprises, Inc. ^	6.7500	2/1/2020	10,350
				262,508
	FOOD SERVICE - 0.2%
129,000	Aramark Services, Inc.	5.7500	3/15/2020	132,789

	FOREST PRODUCTS & PAPER - 0.9%
775,000	Carter Holt Harvey Ltd. +	9.5000	12/1/2024	783,719

	HEALTHCARE-PRODUCTS - 1.4%
1,250,000	Zimmer Biomet Holdings, Inc.	2.7000	4/1/2020	1,272,126

	HEALTHCARE-SERVICES - 2.6%
1,000,000	CHS/Community Health Systems, Inc.	5.1250	8/15/2018	991,350
740,000	HCA, Inc.	3.7500	3/15/2019	758,500
500,000	Quest Diagnostics, Inc.	4.7500	1/30/2020	540,724
				2,290,574
	HOME EQUITY ASSET BACKED SECURITIES - 6.0%
103,702	Aames Mortgage Trust 2001 1 Mortgage Pass Thr Certs Ser 01 1	8.0880	6/25/2031	97,885
61,083	ABFC 2002-OPT1 Trust	1.9290	4/25/2032	58,474
242,446	ACE Securities Corp Home Equity Loan Trust Series 2003-OP1	3.0090	12/25/2033	227,360
78,224	AFC Trust Series 2000-1	0.8640	3/25/2030	73,275
104,825	Ameriquest Mort Sec, Inc. Asset Backed Ser 2003-10	3.4590	12/25/2033	103,280
61,494	Ameriquest Mort Sec, Inc. Asset Back Pass Thr Certs Ser 2003-9	3.5340	9/25/2033	59,147
40,912	Ameriquest Mortgage Securities Asset-Backed Pass-Through Ctfs Ser 2003 12	1.6590	1/25/2034	38,436
28,612	Ameriquest Mortgage Securities Asset-Backed Pass-Through Ctfs Ser 2003 12	3.0840	1/25/2034	27,881
17,808	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2003-11	5.1499	12/25/2033	18,114
57,839	Amresco Residential Securities Corp Mortgage Loan Trust 1998-1	7.0000	1/25/2028	57,913
254,430	Asset Backed Securities Corp Home Equity Loan Trust Series 2003-HE6	3.0090	11/25/2033	242,272
133,539	Bear Stearns Asset Backed Securities I Trust 2004-BO1	4.5340	10/25/2034	131,696
271,305	Bear Stearns Asset Backed Securities I Trust 2004-FR3	2.6340	9/25/2034	237,262
304,151	Bear Stearns Asset Backed Securities I Trust 2004-HE7	3.2340	8/25/2034	278,605
35,432	Bear Stearns Asset Backed Securities Trust 2003-ABF1	1.2740	1/25/2034	34,518
99,261	CDC Mortgage Capital Trust 2004-HE1	2.3340	6/25/2034	89,667
202,524	CDC Mortgage Capital Trust 2004-HE3	2.3340	11/25/2034	184,133
218,007	Citigroup Global Markets Mortgage Securities VII, Inc.	1.0940	9/25/2028	203,017
73,627	Conseco Finance Corp.	1.2382	8/15/2033	72,352
6,295	Countrywide Asset-Backed Certificates	2.7840	9/25/2023	7,124
61,035	Credit Suisse First Boston Mortgage Securities Corp.	6.9900	2/25/2031	62,223
40,000	GSAA Trust	5.2950	11/25/2034	40,295
326,937	Home Equity Asset Trust	2.6840	3/25/2034	320,612
240,608	Home Equity Asset Trust 2004-4	2.4840	10/25/2034	233,314
65,283	Meritage Mortgage Loan Trust 2003-1	2.8590	11/25/2033	64,562
21,752	Morgan Stanley ABS Capital I, Inc. Trust 2003-HE1	3.9090	5/25/2033	19,426
75,814	Morgan Stanley ABS Capital I, Inc. Trust 2004-NC4	3.5340	4/25/2034	74,474
267,963	Morgan Stanley ABS Capital I, Inc. Trust 2004-OP1	2.4090	11/25/2034	250,530

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

Par Value		Coupon Rate (%)	Maturity	Fair Value

	HOME EQUITY ASSET BACKED SECURITIES - 6.0% (Continued)
$124,972	New Century Home Equity Loan Trust ^	1.6590	10/25/2033	$120,296
243,628	New Century Home Equity Loan Trust Series 2003-4	3.6090	10/25/2033	240,125
283,699	New Century Home Equity Loan Trust Series 2003-B	3.0090	11/25/2033	279,520
157,154	NovaStar Mortgage Funding Trust Series 2003-4	1.5903	2/25/2034	149,636
29,623	NovaStar Mortgage Funding Trust Series 2004-1	2.1090	6/25/2034	27,349
251,470	NovaStar Mortgage Funding Trust Series 2004-2	2.7840	9/25/2034	227,952
32,403	Option One Mort Acceptance Corp Asset Back Cert Ser 2003 2	3.0840	4/25/2033	31,319
27,324	Option One Mortgage Accept Corp Asset Back Certs Ser 2003 5	1.1740	8/25/2033	26,288
69,939	Saxon Asset Securities Trust 2002-1	2.3340	11/25/2031	57,572
71,454	Saxon Asset Securities Trust 2003-3	2.9340	12/25/2033	65,173
169,622	Securitized Asset Backed Receivables LLC Trust 2004-OP1	2.1840	2/25/2034	160,890
503,930	Securitized Asset Backed Receivables LLC Trust 2004-OP1	2.5590	2/25/2034	492,436
114,760	Terwin Mortgage Trust Series TMTS 2003-2HE	0.3901	7/25/2034	114,390
				5,300,793
	INSURANCE - 0.4%
300,000	Aspen Insurance Holdings Ltd.	4.6500	11/15/2023	317,803

	INVESTMENT COMPANIES - 0.9%
776,000	Ares Capital Corp.	4.8750	11/30/2018	808,604

	LODGING - 0.7%
592,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	5.6250	10/15/2021	609,811
65,000	MCE Finance Ltd. ^	5.0000	2/15/2021	65,239
				675,050
	MANUFACTURED HOUSING - 0.0%
34,545	Conseco Financial Corp.	7.2200	3/15/2028	36,394

	MEDIA - 5.5%
50,000	Altice Finco SA ^	9.8750	12/15/2020	53,063
750,000	Cablevision Systems Corp.	8.6250	9/15/2017	784,688
739,000	Charter Communications Operating LLC ^	4.4640	7/23/2022	788,137
750,000	DIRECTV Holdings LLC / DIRECTV Financing Co, Inc.	5.0000	3/1/2021	825,253
500,000	Discovery Communications LLC	5.0500	6/1/2020	546,145
805,000	DISH DBS Corp.	4.2500	4/1/2018	826,131
150,000	Time Warner Cable, Inc.	5.0000	2/1/2020	161,942
258,000	Time Warner Cable, Inc.	5.8500	5/1/2017	263,760
650,000	Viacom, Inc.	2.5000	9/1/2018	657,512
				4,906,631
	MINING - 0.3%
250,000	Newmont Mining Corp.	5.1250	10/1/2019	272,983

	MISCELLANEOUS - 0.9%
750,000	General Electric, Co.	5.0000	Perpetual	795,488

	MUNICIPAL - 0.2%
200,000	Grant County Public Utility District No 2	5.2900	1/1/2020	212,856

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

Par Value		Coupon Rate (%)	Maturity	Fair Value

	OFFICE/BUSINESS - 0.6%
$500,000	Xerox Corp.	2.9500	2/1/2017	$502,953

	OIL & GAS - 1.3%
630,000	BG Energy Capital PLC ^	4.0000	12/9/2020	677,481
500,000	Petrobras Global Finance BV	5.7500	1/20/2020	517,250
				1,194,731
	OTHER ASSET BACKED SECURITIES - 9.5%
244,941	Amortizing Residential Collateral Trust 2002-BC6	2.3340	8/25/2032	221,886
303,763	Bear Stearns Asset Backed Securities Trust 2003-SD3	3.3840	10/25/2033	284,620
26,096	Bear Stearns Asset Backed Securities Trust 2006-SD2	0.9140	6/25/2036	25,676
78,175	Black Diamond CLO 2006-1 Luxembourg SA ^	1.1373	4/29/2019	77,982
36,128	Bravo Mortgage Asset Trust ^	0.7740	7/25/2036	35,310
178,332	Carrington Mortgage Loan Trust Series 2004-NC2	2.3340	8/25/2034	151,785
140,067	Carrington Mortgage Loan Trust Series 2006-NC4	0.5940	10/25/2036	137,412
74,550	Chase Funding Trust Series 2002-2	5.5990	9/25/2031	71,164
124,140	Countrywide Asset-Backed Certificates	3.9090	3/25/2032	115,812
58,159	Countrywide Asset-Backed Certificates ^	5.0690	2/25/2036	58,434
108,580	Countrywide Home Equity Loan Trust	0.7582	4/15/2030	105,874
386,524	Credit-Based Asset Servicing and Securitization LLC	2.2590	7/25/2035	369,558
204,739	Credit-Based Asset Servicing and Securitization LLC	3.3090	3/25/2034	175,815
465	Credit-Based Asset Servicing and Securitization LLC	3.3840	6/25/2032	459
129,611	CWABS, Inc. Asset-Backed Certificates Trust 2004-6	1.4340	11/25/2034	127,072
89,786	CWABS, Inc. Asset-Backed Certificates Trust 2004-6	1.7340	11/25/2034	88,484
38,012	Equity One Mortgage Pass-Through Trust 2002-5	5.8030	11/25/2032	38,534
500,000	Figueroa CLO 2013-1 Ltd. ^	4.5612	3/21/2024	482,758
318,800	Finance America Mortgage Loan Trust 2004-2	1.5090	8/25/2034	283,892
251,217	Finance America Mortgage Loan Trust 2004-2	2.6340	8/25/2034	238,912
75,923	First Franklin Mortgage Loan Trust 2002-FF1	1.6577	4/25/2032	70,153
1,000,000	Fortress Credit BSL Ltd. ^	2.0576	1/19/2025	1,000,343
500,000	Gale Force 3 Clo Ltd. ^	2.2776	4/19/2021	484,176
25,996	Long Beach Mortgage Loan Trust 2004-1	1.3590	2/25/2034	24,837
178,438	Merrill Lynch Mortgage Investors Trust Series 2004-WMC5	2.4840	7/25/2035	171,974
166,123	Morgan Stanley ABS Capital I, Inc. Trust 2004-NC7	2.2590	7/25/2034	149,162
750,000	Mountain View Funding CLO ^	1.3300	4/16/2021	747,175
188,587	Rockwall CDO II Ltd. ^	1.1359	8/1/2024	187,263
500,000	Schiller Park CLO Ltd. ^	2.6318	4/25/2021	500,100
243,868	Specialty Underwriting & Residential Finance Trust Series 2004-BC4	1.7340	10/25/2035	194,636
2,268	Structured Asset Investment Loan Trust 2003-BC13	3.1590	11/25/2033	2,202
371,800	Structured Asset Investment Loan Trust 2004-7	1.6590	8/25/2034	327,250
109,279	Structured Asset Securities Corp 2005-WF1	2.4390	2/25/2035	83,706
89,566	Structured Asset Securities Corp 2005-WF1	2.5890	2/25/2035	68,871
500,000	Symphony CLO II Ltd. ^	2.3293	10/25/2020	484,899
600,000	Tralee CLO II Ltd. ^	4.7312	4/20/2025	556,445
339,000	Venture XI CLO Ltd.	7.0521	11/14/2022	335,799
				8,480,430

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

Par Value		Coupon Rate (%)	Maturity	Fair Value

	PHARMACEUTICALS - 2.4%
$790,000	Actavis Funding SCS	3.0000	3/12/2020	$814,017
750,000	Baxalta, Inc. ^	2.0000	6/22/2018	753,966
500,000	Zoetis, Inc.	3.4500	11/13/2020	519,530
				2,087,513
	PIPELINES - 4.1%
300,000	DCP Midstream LLC ^	5.8500	5/21/2043	256,500
250,000	DCP Midstream LLC ^	9.7500	3/15/2019	282,188
705,000	DCP Midstream Operating LP	2.5000	12/1/2017	701,475
200,000	Energy Transfer Partners LP	4.1500	10/1/2020	209,524
240,000	IFM US Colonial Pipeline 2 LLC ^	6.4500	5/1/2021	271,009
1,043,000	Sabine Pass LNG LP	6.5000	11/1/2020	1,081,075
599,000	Sabine Pass LNG LP	7.5000	11/30/2016	601,636
250,000	Williams Partners LP / ACMP Finance Corp.	4.8750	5/15/2023	253,426
				3,656,833
	PRIVATE EQUITY - 2.1%
1,835,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	3.5000	3/15/2017	1,838,441

	REITs (REAL ESTATE INVESTMENT TRUSTS) - 1.3%
25,000	American Tower Trust I ^	1.5510	3/15/2018	25,002
150,000	American Tower Trust I ^	3.0700	3/15/2023	156,075
1,000,000	iStar, Inc. ^	1.5000	11/15/2016	1,003,750
				1,184,827
	RETAIL - 0.3%
250,000	Advance Auto Parts, Inc.	5.7500	5/1/2020	274,321

	SAVINGS & LOANS - 0.7%
500,000	First Niagara Financial Group, Inc.	7.2500	12/15/2021	611,158

	TELECOMMUNICATIONS - 2.7%
300,000	Crown Castle Towers LLC ^	6.1130	1/15/2020	331,255
1,100,000	Crown Castle Towers LLC ^	4.8830	8/15/2020	1,196,616
853,000	Sprint Communications, Inc.	6.0000	12/1/2016	855,133
				2,383,004
	TRUCKING & LEASING - 0.6%
500,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. ^	3.3750	3/15/2018	510,603

	TOTAL BONDS & NOTES (Cost $78,514,523)			79,288,127

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

Shares		Coupon Rate (%)	Fair Value

	PREFERRED STOCK - 0.4%
	BANKS - 0.4%
7,400	Citigroup, Inc.	6.8750	$212,306
5,000	Northern Trust Corp.	5.8500	134,550
	TOTAL PREFERRED STOCK (Cost $325,070)		346,856

	TOTAL INVESTMENTS - 97.3% (Cost $85,905,081)(A)		$86,646,819
	OTHER ASSETS LESS LIABILITIES - 2.7%		2,367,375
	TOTAL NET ASSETS - 100.0%		$89,014,194

CMO - Collateralized Mortgage Obligation

LP - Limited Partnership

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduits

*	Non-income producing security

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 21.0% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

+	Fair valued determined using Level 3 measurements. As of October 31, 2016 fair valued securities had a market value of $783,719 and represented 0.9% of Total Net Assets.

(A)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $85,912,335 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,743,101
Unrealized depreciation	(1,008,617)
Net unrealized appreciation	$734,484

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

ASSETS
Investment securities:
At cost	$85,905,081
At fair value	$86,646,819
Cash	1,801,294
Due from broker	150,266
Dividends and interest receivable	423,430
Prepaid expenses and other assets	81,561
TOTAL ASSETS	89,103,370

LIABILITIES
Investment advisory fees payable	5,335
Payable to related parties	18,604
Payable for Fund shares repurchased	64,566
Distribution (12b-1) fees payable	671
TOTAL LIABILITIES	89,176
NET ASSETS	$89,014,194

Composition of Net Assets:
Paid in capital	$89,034,550
Undistributed net investment income	200,562
Accumulated net realized loss from security investments and future contracts	(962,656)
Net unrealized appreciation on investments and future contracts	741,738
NET ASSETS	$89,014,194

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
October 31, 2016

Net Asset Value Per Share:
Class A Shares:
Net Assets	$10,987,540
Shares of beneficial interest outstanding (c)	1,095,214
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.03
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.64

Class C Shares:
Net Assets	$105,335
Shares of beneficial interest outstanding (c)	10,489
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.04

Class I Shares:
Net Assets	$77,921,319
Shares of beneficial interest outstanding (c)	7,762,856
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.04

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year following each investment.

(c)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividends (net of $526 in foreign dividend tax withheld)	$224,690
Interest, net of amortization	3,256,737
TOTAL INVESTMENT INCOME	3,481,427

EXPENSES
Investment advisory fees	659,704
Distribution (12b-1) fees:
Class A	24,002
Class C	926
Administration fees	103,995
Transfer agent fees	60,000
Accounting services fees	60,336
Legal fees	50,000
Registration fees	54,900
Non 12b-1 Shareholder servicing fees	35,225
Printing and postage expenses	24,527
Compliance officer fees	18,076
Audit fees	17,500
Trustees fees and expenses	16,060
Custodian fees	14,255
Insurance expense	3,660
Other expenses	3,244
TOTAL EXPENSES	1,146,410

Less: Fees waived by the Advisor	(323,873)
NET EXPENSES	822,537

NET INVESTMENT INCOME	2,658,890

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(357,766)
Net realized loss from futures contracts	(54,573)
Net change in unrealized appreciation on investments	1,188,001
Net change in unrealized appreciation on futures contracts	125

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	775,787

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,434,677

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
FROM OPERATIONS
Net investment income	$2,658,890	$1,483,556
Net realized loss from investments	(357,766)	(230,064)
Net realized gain from distributions by underlying investment companies	—	10,174
Net realized loss from futures contracts	(54,573)	(1,128)
Net change in unrealized appreciation on investments	1,188,001	(573,055)
Net change in unrealized appreciation on futures contracts	125	(11,078)
Net increase in net assets resulting from operations	3,434,677	678,405

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(280,883)	(118,520)
Class C	(1,960)	(3,495)
Class I	(2,351,187)	(1,417,851)
Total distributions to shareholders	(2,634,030)	(1,539,866)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	8,773,193	5,994,752
Class C	37,000	201,700
Class I	69,222,968	35,267,422
Net asset value of shares issued in reinvestment of distributions:
Class A	277,047	117,126
Class C	1,959	3,495
Class I	1,691,199	798,266
Payments for shares redeemed:
Class A	(3,600,337)	(4,370,616)
Class C	(99,636)	(136,204)
Class I	(44,462,181)	(22,624,287)
Net increase in net assets from shares of beneficial interest	31,841,212	15,251,654

TOTAL INCREASE IN NET ASSETS	32,641,859	14,390,193

NET ASSETS
Beginning of the year	56,372,335	41,982,142
End of the year *	$89,014,194	$56,372,335
*Includes undistributed net investment income of:	$200,562	$58,097

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

SHARE ACTIVITY
Class A:
Shares Sold	886,669	596,077
Shares Reinvested	27,870	11,679
Shares Redeemed	(362,230)	(432,983)
Net increase in shares of beneficial interest outstanding	552,309	174,773

Class C:
Shares Sold	3,730	20,002
Shares Reinvested	197	348
Shares Redeemed	(9,963)	(13,610)
Net increase (decrease) in shares of beneficial interest outstanding	(6,036)	6,740

Class I:
Shares Sold	6,979,474	3,501,158
Shares Reinvested	169,986	79,551
Shares Redeemed	(4,461,284)	(2,249,562)
Net increase in shares of beneficial interest outstanding	2,688,176	1,331,147

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013	(1)

Net asset value, beginning of period	$10.00	$10.18	$10.08	$10.00
Activity from investment operations:
Net investment income (2)	0.30	0.29	0.23	0.06
Net realized and unrealized gain (loss) on investments (9)	0.03	(0.17)	0.06	0.02
Total from investment operations	0.33	0.12	0.29	0.08
Less distributions from:
Net investment income	(0.30)	(0.30)	(0.19)	—
Net asset value, end of period	$10.03	$10.00	$10.18	$10.08
Total return (3)	3.32%	1.16%	2.91%	0.80	% (6)
Net assets, at end of period (000)s	$10,988	$5,430	$3,749	$10
Ratio of gross expenses to average net assets (4)(5)(10)	1.59%	1.76%	2.01%	8.24	% (7)(8)
Ratio of net expenses to average net assets (5)(10)	1.20%	1.20%	1.37%	1.70	% (7)
Ratio of net investment income to average net assets (5)(10)	2.99%	2.84%	2.26%	1.74	% (7)
Portfolio Turnover Rate	45%	26%	22%	37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class A Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total return shown excludes the effect of applicable sales charges and redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	As the share class had 1 share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

(9)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(10)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013	(1)

Net asset value, beginning of period	$10.01	$10.19	$10.08	$10.00
Activity from investment operations:
Net investment income (2)	0.24	0.22	0.16	(0.08)
Net realized and unrealized gain (loss) on investments (9)	0.01	(0.18)	0.01	0.16
Total from investment operations	0.25	0.04	0.17	0.08
Less distributions from:
Net investment income	(0.22)	(0.22)	(0.06)	—
Total distributions	(0.22)	(0.22)	(0.06)	—
Net asset value, end of period	$10.04	$10.01	$10.19	$10.08
Total return (3)	2.52%	0.45%	1.68%	0.80	% (6)
Net assets, at end of period (000)s	$105	$165	$100	$10
Ratio of gross expenses to average net assets (4)(5)(10)	2.34%	2.51%	2.76%	8.99	% (7)(8)
Ratio of net expenses to average net assets (5)(10)	1.95%	1.95%	2.12%	2.45	% (7)
Ratio of net investment income to average net assets (5)(10)	2.45%	2.16%	1.53%	(2.32)	% (7)
Portfolio Turnover Rate	45%	26%	22%	37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class C Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total Return shown excludes the effect of applicable redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	As the share class had 1 share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

(9)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(10)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I

	Year Ended	Year Ended	Year Ended		Period Ended
	October 31, 2016	October 31, 2015	October 31, 2014		October 31, 2013	(1)

Net asset value, beginning of period	$10.01	$10.19	$10.08		$10.00
Activity from investment operations:
Net investment income (2)	0.32	0.31	0.24		0.03
Net realized and unrealized gain (loss) on investments (9)	0.03	(0.17)	0.09		0.05
Total from investment operations	0.35	0.14	0.33		0.08
Less distributions from:
Net investment income	(0.32)	(0.32)	(0.22)		—
Net realized gains	—	—	(0.00	) (8)	—
Total distributions	(0.32)	(0.32)	(0.22)		—
Net asset value, end of period	$10.04	$10.01	$10.19		$10.08
Total return (3)	3.56%	1.42%	3.25%		0.80	% (6)
Net assets, at end of period (000)s	$77,921	$50,777	$38,133		$4,727

Ratio of gross expenses to average net assets (4)(5)(10)	1.34%	1.51%	1.76%		7.99	% (7)
Ratio of net expenses to average net assets (5)(10)	0.95%	0.95%	1.12%		1.45	% (7)
Ratio of net investment income to average net assets (5)(10)	3.19%	3.11%	2.38%		0.82	% (7)
Portfolio Turnover Rate	45%	26%	22%		37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class I Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	Amount represents less than $0.005.

(9)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(10)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

1.	ORGANIZATION

The Anfield Universal Fixed Income Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on June 28, 2013. The investment objective is to seek current income.

The Fund offers Class A, Class C, and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares of the Fund are sold at NAV without an initial sales charge but may be subject to a CDSC on shares redeemed. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees or a CDSC, but have a higher minimum initial investment than Class A and Class C shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-Advisor. The team may also enlist third party consultants such as valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or Sub-Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor or sub-Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or sub-Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Fund – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Fund – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2016, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$391,742	$—	$—	$391,742
Mutual Funds	6,620,094	—	—	6,620,094
Bonds & Notes	—	78,504,408	783,719	79,288,127
Preferred Stock	346,856		—	346,856
Total	$7,358,692	$78,504,408	$783,719	$86,646,819

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for classifications.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

The following is a reconciliation of assets in which level 3 inputs were used in determining value of the security Carter Holt Harvey:

	Bonds & Notes	Total
Beginning Balance 11/1/2015	$697,500	$697,500
Total realized gain (loss)	—	—
Appreciation	76,562	76,562
Cost of Purchases	—	—
Proceeds from Sales	—	—
Amortization	9,657	9,657
Net transfers in/out of level 3	—	—
Ending Balance 10/31/2016	$783,719	$783,719

The unobservable inputs used in the fair value measurement of Carter Holt Harvey, a level 3 security, are as follows: 1) Review the spread in bps to the reference treasury of Weyerhauser 4.625% due 2023 (comparable forest product company). 2) Add the observed spread vs. treasury to the last observed trade spread differential between Weyerhauser and Carter. The last observable trade spread was 635 bps. 3) Check various news sources, industry research, and trade data to validate whether the trade spread differential referenced in step 3 remains valid. 4) Input the resulting total spread (635 + WY spread) into Carter’s Yield adjusted spread screen via Bloomberg terminal to determine the corresponding price for Carter.

The Advisor confirms there was no blockage discount applied.

It is the Fund’s policy to recognize transfers into or out of level 2 and level 3 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Due from broker balance is comprised of margin balance held at the broker to collateralize future contracts.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2013 to October 31, 2015, or expected to be taken in the Fund’s October 31, 2016 year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Fixed Income Risk – When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investment Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Counterparty Credit Risk – The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, including prepayment risk, extension risk, interest rate risk, market risk and management risk.

Futures Contracts – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against market risk and to reduce return volatility.

As of October 31, 2016 as disclosed in the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Impact of Derivatives on the Statements of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations as of October 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate Contracts	Net realized loss from futures contracts;
Net change in unrealized appreciation on futures contracts

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended October 31, 2016:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
		Total for the
		year ended
Derivative Investment Type	Interest Rate Risk	October 31, 2016
Futures contracts	$(54,573)	$(54,573)

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	year ended October 31, 2016
Futures contracts	$125	$125

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31,2016, amounted to $74,313,970 and $36,303,582, respectively.

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Anfield Capital Management, LLC. Serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets from November 1, 2015 through February 28, 2016, totaling $164,389. Effective February 29, 2016 the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets, totaling $495,315.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (The “waiver agreement”), until at least March 1, 2017, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.20%, 1.95%, and 0.95% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.20%, 1.95%, and 0.95% of average daily net assets attributable to Class A, C, and I shares, respectively the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the limitations of average daily net assets for each class respectively. If Fund Operating Expenses attributable to Class A, C, and I shares subsequently exceed the limitations per annum of the average daily net assets, the reimbursements shall be suspended. During the year ended October 31, 2016, the Advisor waived fees in the amount of $323,873 in expenses to the Fund, which is subject to recoupment. The Advisor can recoup waived and reimbursed expenses of $101,506 until October 31, 2017, $269,238 until October 31, 2018, and $323,873 until October 31, 2019.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. For the year ended October 31, 2016, the Distributor received $0 in underwriting commissions for sales of Class C shares.

Class C shares of the Fund are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares redeemed during the first twelve months after their purchase. As of October 31, 2016 the amount of CDSC paid by the shareholders of the Fund was $370.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 1 year. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended, the Fund assessed $0 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	Fiscal Year Ended	Fiscal Period Ended
	October 31, 2016	October 31, 2015
Ordinary Income	$2,634,030	$1,539,866
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$2,634,030	$1,539,866

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

As of October 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$200,562	$—	$(955,402)	$—	$—	$734,484	$(20,356)

The difference between book basis and tax basis accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At October 31, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$356,028	$599,374	$955,402

Permanent book and tax differences, primarily attributable to adjustments for paydowns, resulted in reclassifications for the year ended October 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$117,605	$(117,605)

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2016 the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the applicable Fund. As of October 31, 2016 Charles Schwab & Co. held 43.1% of the voting securities of the Fund for the sole benefit of customers and may be deemed to control the Fund.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited)
October 31, 2016

Approval of Advisory Agreement – Anfield Universal Fixed Income Fund

At a meeting held on July 19, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”), considered the approval of an investment advisory agreement (the “Agreement”) between Anfield Capital Management, LLC (“Anfield” or the “Adviser”) and the Trust, on behalf of the Anfield Universal Fixed Income Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by Anfield; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of the Fund as compared to other funds with similar investment strategies and various relevant benchmark indices.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from Anfield. During the Meeting, the Board was advised by, and met, in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law.

The evaluation process with respect to the Adviser is an ongoing one. In evaluating the Agreement, the Board also took into account the Board’s knowledge, resulting from their meetings and other interactions throughout the year and past years, of Anfield, its services and the Anfield Fund.

In its consideration of the Agreement, the Board did not identify any single factor as controlling. Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Anfield related to the Advisory Agreement with the Trust on behalf of the Anfield Fund, including the Agreement, Anfield’s Form ADV Parts I and II, an overview of the Fund’s investment strategies, including a description of the manner in which investment decisions are made and executed, Anfield’s compliance policies and procedures, inclusive of its business continuity policy and information systems security policy and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b), a written risk assessment, and an overview of the personnel who perform services for the Anfield Fund.

In reaching its conclusions, the Board considered the experience and qualifications of Anfield’s professional staff and Anfield’s execution of its policies and procedures. The Board considered the allocation of time spent by the Anfield Fund’s portfolio managers on the Anfield Fund as compared to other activities and also Anfield’s description of its practices for executing the Anfield Fund’s investment strategies and the performance of the Anfield Fund. The Board also considered Anfield’s compliance program and marketing efforts, finding that Anfield has dedicated substantial resources to the operation of its compliance program, and is appropriately focused on the development of marketing and distribution programs for the Anfield Fund. The Board also noted that Anfield has not reported any compliance or administrative issues in the prior 12 months of operations. The Board concluded that Anfield had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures required to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by Anfield to the Anfield Fund were satisfactory and reliable.

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited)(Continued)
October 31, 2016

Performance. The Board considered the Anfield Fund’s performance, including for the one-year period ended December 31, 2015, and the one-year, three-year and year-to-date periods ended June 30, 2016, as compared to a subset of funds from the Anfield Fund’s Morningstar category (Nontraditional Bond) selected by Anfield as the Anfield Fund’s closest competitors. These funds consist of higher quality institutional funds managed by “brand name” investment banks and investment advisers (the “Peer Group”). The Board also considered comparisons to the Fund’s primary benchmark index (BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index) and certain other fixed-income indices. The Board found that for the one-year period ended December 31, 2015 the Anfield Fund outperformed each fund in the Peer Group and the benchmark index. The Board also found that for the one-year, three-year and year-to-date periods ended June 30, 2016, the Anfield Fund performed better than the median of the Peer Group in each period as well as the benchmark index. The Board also took into consideration that Anfield had noted that its small asset base prevented the full implementation of its investment strategies during the earlier stages of the Anfield Fund’s operations. The Board also considered that the Anfield Fund is ranked in the 22nd percentile of its Morningstar category and has been awarded a 4-star rating by Morningstar. The Board concluded that, based on Anfield’s presentation and the performance of the Anfield Fund, Anfield’s performance was satisfactory and provided an acceptable level of investment returns for the Anfield Fund and its shareholders.

Fees and Expenses. As to the costs of the services provided and profits realized, the Board considered a comparison of the Anfield Fund’s advisory fee and overall expenses to both the Anfield Fund’s Morningstar category and the Peer Group. The Board considered that Anfield charges an advisory fee of 0.80% of the Fund’s average net assets. The Board also considered that Anfield has contractually agreed to waive expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses) to 1.20%, 1.95% and 0.95% for each of the Anfield Fund’s Class A, Class C and Class I shares, respectively

The Board found that with respect to advisory fees, the Anfield Fund’s advisory fee was within the range of the average of advisory fees within the Morningstar Nontraditional Bond category, which is comprised of approximately 90 funds, and slightly above the mean of the Peer Group. The Board also found that as compared to the Morningstar Nontraditional Bond category and Peer Group, the Anfield Fund’s net expense ratio (Class I shares) is within the average range of the expense ratios of each group. The Board took into account that, at least with respect to the Peer Group, the comparable funds had in many instances a substantially larger asset base. The Board also considered Anfield’s decisions to reduce the Anfield Fund’s advisory fee and expense ratios on prior occasions to ensure that the Anfield Fund was attractive to shareholders, as well as that Anfield had contractually agreed to enter into an expense limitation agreement. The Board then concluded that the contractual advisory fee was fair and reasonable and that the overall expected expense ratios were acceptable in light of these factors.

Profitability. The Board considered Anfield’s profitability and whether these profits are reasonable in light of the services provided to the Anfield Fund. The Board reviewed a profitability analysis prepared by Anfield based on current asset levels and the current advisory fee. The Board considered that Anfield’s profitability had been reduced following the reduction in its advisory fee, and that at current asset levels, that the Anfield Fund is currently not generating a profit for Anfield.

Economies of Scale. The Board considered whether Anfield would realize economies of scale with respect to its management of the Anfield Fund. The Board considered Anfield’s profitability analysis and noted the prior reduction in the advisory fee and whether further economies could be gained. The Board considered that Anfield has represented that it will reach full scale at approximately $750 million in assets under management, and therefore, economies of scale was not a relevant consideration at present. The Board noted that it would revisit whether economies of scale exist in the future once the Anfield Fund has achieved sufficient scale.

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited)(Continued)
October 31, 2016

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by Anfield from its association with the Fund. The Board noted that Anfield has identified potential “fall-out” benefits that it may receive, including an enhanced firm profile, firm credibility, and reputational benefits, and concluded that such benefits would be expected and appeared to be reasonable.

Conclusion. The Executive Session concluded, and the Meeting was then reconvened. The Chairman reported that the Board, having requested and received such information from Anfield as they believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement for an additional one-year term is in the best interests of the Anfield Fund and its current and future shareholders. In considering the Advisory Agreement, the Board did not identify any one factor as all important and each Trustee may have considered different factors as more important.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust

and the Shareholders of Anfield Universal Fixed Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Anfield Universal Fixed Income Fund (the Fund), a series of the Two Roads Shared Trust, as of October 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 28, 2013 (commencement of operations) through October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Anfield Universal Fixed Income Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period from June 28, 2013 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

December 30, 2016

Anfield Universal Fixed Income Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2016

As a shareholder of Anfield Universal Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Anfield Universal Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Anfield Universal Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	5/1/16	10/31/16	5/1/16 – 10/31/16	5/1/16 – 10/31/16
Class A	$ 1,000.00	$ 1,022.60	$ 6.09	1.20%
Class C	1,000.00	1,019.00	9.90	1.95
Class I	1,000.00	1,023.90	4.83	0.95

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	5/1/16	10/31/16	5/1/16 – 10/31/16	5/1/16 – 10/31/16
Class A	$ 1,000.00	$ 1,019.11	$ 6.08	1.20%
Class C	1,000.00	1,015.33	9.88	1.95
Class I	1,000.00	1,020.36	4.82	0.95

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**Annualized.

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2016

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	117	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President –Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	117	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Ramius Archview Credit and Distressed Fund (since 2015)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	12	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Professor (2016 to present) and Associate Professor, University of Washington School of Law (since 2014); Assistant Professor, University of Washington School of Law (2010-2014)	12	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2016

**	The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2016

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 -2012); and President and Manager, Blu Giant LLC (financial printer)(2004 -2011)	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Vice President (2016 to Present) and Assistant Vice President, Gemini Fund Services, LLC, (2012 –2016); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 -present).	N/A	N/A

*	Information is as of October 31, 2016

**	The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-866-4848.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-866-4848.

Adviser

Anfield Capital Management, LLC

4695 MacArthur Court, Suite 430

Newport Beach, CA 92660

Administrator

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015	2016
Anfield Universal Fixed Income Fund	15,000	15,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015	2016
Anfield Universal Fixed Income Fund	2,500	3,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2015 and 2016 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2015 and 2016 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President,
Date: January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President,
Date: January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Financial Officer/Treasurer
Date: January 4, 2017